Exhibit A(10)(a)

Prudential
----------

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                         Application for Life Insurance










                           __________________________

                              ____________________
                                Proposed Insured
                           __________________________


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                                  Submitted By

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
         ____________________   ____________________   ____________________   ____________________   ____________________
         Name & Title           Contract No.           Agcy. No./Rep. Init.   Office Code            Detached Office
_____%
Credit   ____________________   ____________________   ____________________   ____________________   ____________________
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
|_| Debit Ord.      |_| New Acct.     |_| Existing Acct.    No. of Apps.______     Fam. Acct. No.
                    -----------------------------------------------------------------------------------------------------
|_| Reg. Ord.       Premium Quoted/Scheduled Premium Payment $________________________   (According to mode selected)
                    -----------------------------------------------------------------------------------------------------
|_| Pruco           FOR FIELD OFFICE STAFF TO COMPLETE:  Control No. __________      County Code __________
                    -----------------------------------------------------------------------------------------------------
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

---------
ORD 84376    82  NEW JERSEY
---------

Part 1 Application to |_| The Prudential Insurance Company of America    No.
                      |_| Pruco Life Insurance Company*
                      |_| Pruco Life Insurance Company of New Jersey*    -------
                       * A Subsidiary of the Prudential Insurance Company of America

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1a.  Proposed Insured's name - first, initial, last (Print)

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lb.  Sex             2a. Date of birth        2b. Age       2c. Place of birth
     |_| M |_| F      Mo. | Day | Yr.

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3.   |_| Single  |_| Married  |_|  Widowed  |_| Separated  |_| Divorced

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4.   Occupation(s)

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5.   Address for mail
     No.                 Street                   City      State          Zip

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6a.  Kind of policy                     6b.  Initial amount
                                             $
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7.   Accidental death coverage initial amount $

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8.   Beneficiary: (Include name, age and relationship.)
     a.  Primary (Class 1):             b.  Contingent (Class 2) if any:

     ---------------------------------------------------------------------------
     (For insurance payable upon death of (1) the Insured, and (2) an insured child after the death of the Insured if there is no insured spouse.)

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9.   List all life insurance on proposed Insured. (If NONE, so state.)

                    Initial          Yr.          Kind           Medical
     Company          amt.         issued    (Indiv., Group)     Yes  No
                                                                 |_|  |_|
     ---------------------------------------------------------------------------
                                                                 |_|  |_|
     ---------------------------------------------------------------------------
                                                                 |_|  |_|
     ---------------------------------------------------------------------------
                                                                 |_|  |_|
     ---------------------------------------------------------------------------

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
10.  Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)
                                           Relationship to        Date of Birth                                 Total life insurance
Name - first, initial, last        Sex     proposed Insured      Mo. | Day | Yr.     Age       Place of birth     in all companies
                                                Spouse
a.                                                                                                              $
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b.                                                                                                              $
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c.                                                                                                              $
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d.                                                                                                              $
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e.                                                                                                              $
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f.                                                                                                              $
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

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11.  Supplementary benefits:
     a.  For proposed insured

     Type and duration of benefit                     Amount
                                                       $
     ---------------------------------------------------------------------------
                                                       $
     ---------------------------------------------------------------------------
                                                       $
     ---------------------------------------------------------------------------
     |_|  Option to Purchase Additional Ins.           $
     ---------------------------------------------------------------------------

     b.   For spouse, children, Applicant for AWP

     Type and duration of benefit                     Amount
                                                       $
     ---------------------------------------------------------------------------
                                                       $
     ---------------------------------------------------------------------------
                                                       $
     ---------------------------------------------------------------------------
     |_|  Applicant's Waiver of Premium benefit

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12.  State any special request


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13.  Will this insurance replace or change any existing insurance      Yes   No
     or annuity in any company on any person named in 1a or 10?
     If "Yes", give their names, name of company, plan, amount and     |_|   |_|
     policy numbers.

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14.  Is anyone applying for, or trying to reinstate, life or           Yes   No
     health insurance on any person named in 1a or 10 in this
     or any company? If "Yes", give details.                           |_|   |_|

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15.  Does any person named in 1a or 10 plan to live or travel outside  Yes   No
     the United States and Canada within the next 12 months? If
     "Yes", give details.                                              |_|   |_|

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16.  Has any person named in 1a or 10 operated or had any              Yes   No
     duties aboard an aircraft, glider, balloon, or like device,
     within the last 2 years, or does any such person have any plans   |_|   |_|
     to do so in the future? If "Yes", complete Aviation Questionnaire.

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17.  Has any person named in 1a or 10, within the last 12 months:      Yes   No
     a. been treated by a doctor for or had known heart attack,
        stoke or cancer other than of the skin?......................  |_|   |_|
     b. had an electrocardiogram for any physical complaint, or
        taken medication for high blood pressure?....................  |_|   |_|

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18.  Premiums payable  |_| Ann.  |_| Quar.  |_| Mon.  |_| Pay. Budg.
     |_| Pru-Matic  |_| Gov't. Allot.

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19.  Amount paid $______ |_| None (Must be "None" if either 17a or 17b
     is answered "Yes".)

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20.  Is a medical examination to be made on
     a. the proposed Insured?.................................. Yes |_| No |_|
     b. spouse (if proposed for coverage)?..................... Yes |_| No |_|

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21.  If 20a or 20b is "Yes", is it agreed that no insurance will       Yes   No
     take effect on anyone proposed for coverage until the person(s)
     indicated in 20 have been examined, even if 19 shows that an      |_|   |_|
     amount has been paid?

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22.  Changes made by the Company.


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------------
ORD 84376-82  NEW JERSEY
------------

Continuation of Part 1 of Application
Complete on all persons named in 1a and 10 if any one of them can have insurance on a non-medical basis.
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23.  Height and weight of:
     a. Proposed Insured Ht._____ Wt._____ b. Spouse Ht._____ Wt._____
     c. Applicant for AWP Ht._____ Wt._____
     Has the weight changed more than 10 pounds in the past year? Yes |_| No |_| If "Yes", give details in 30.

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24.  Has the proposed Insured or spouse ever smoked?
     a. Proposed Insured  Yes |_| No |_|    b. Spouse  Yes |_| No |_|
     If "Yes", give date(s) last smoked:
                   Cigarettes            Cigars                Pipe
Proposed Insured   Mo.____ Yr.____       Mo.____ Yr.____       Mo.____ Yr.____
Spouse             Mo.____ Yr.____       Mo.____ Yr.____       Mo.____ Yr.____

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25.  When was a doctor last consulted by:
     a. Proposed Insured?          b. Spouse?          c. Applicant for AWP?
        Mo.____ Yr.____               Mo.____ Yr.____     Mo.____ Yr.____

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26.  Is any person to be covered now being treated or taking medicine for any
     condition or disease?..................................... Yes |_| No |_|

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27.  Has any person to be covered ever:                                Yes   No
     a. had any surgery or been advised to have surgery and
        has not done so?.............................................. |_|   |_|
     b. been in a hospital, sanitarium or other institution for
        observation, rest, diagnosis or treatment?.................... |_|   |_|
     c. regularly used or is any such person now using barbiturates or amphetamines, marijuana or other hallucinatory drugs, or heroin, opiates or other narcotics, except as prescribed by a
        doctor?....................................................... |_|   |_|
     d. been treated or counseled for alcoholism?..................... |_|   |_|
     e. had life or health insurance declined, postponed, changed,
        rated-up or withdrawn?........................................ |_|   |_|
     f. had life or health insurance canceled, or its renewal or
        reinstatement refused?........................................ |_|   |_|

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28.  Other than as shown above, in the past 5 years has any person     Yes   No
     to be covered:
     a. consulted or been attended or examined by any doctor or
        other practitioner?........................................... |_|   |_|
     b. had electrocardiograms, X-rays for diagnosis or treatment,
        or blood, urine, or other medical tests?...................... |_|   |_|
     c. made claim for or received benefits, compensation, or a
        pension because of sickness or injury?........................ |_|   |_|

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29.  Does any person to be covered now have a known sign of any physical
     disorder, disease or defect not shown above?  Yes |_| No |_|

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
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29.  What are the full details of the answer to 25 and to each part of 23 and 26 thru 29 which is answered "Yes"?
                                                                                                Full names and addresses of
     Name & Question No.      Illness or other reason         Dates and duration of illness         doctors and hospitals

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

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

Those who signed below declare, to the best of their knowledge and belief, that the statements in this application are complete and true.

When the Company gives a Temporary Insurance Agreement form, ORD 84376A-82 NEW JERSEY, of the same date as this Part 1, coverage will start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the full first premium is paid while all persons to be covered are living and their health remains as stated in Part 1. If all these take place, coverage will start on the contract date. If the Company makes a change as indicated in 22 it will be approved by acceptance of the contract. But where the law requires written consent for any change in the application, such a change can be made only if those who sign this form approve the change in writing. No agent can make or change a contract, or waive any of the Company's rights or needs.

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be
(1) the applicant if other than the proposed Insured, otherwise (2) the proposed Insured. But this is subject to any automatic transfer of ownership stated in the contract.

              Signature of Proposed Insured (If Age 8 or over)

              __________________________________________________________________

              Signature of Applicant (If other than proposed Insured)

              __________________________________________________________________

              (If applicant is a firm or corporation, show that company's name)

              By________________________________________________________________
                  (Signature and title of officer signing for that company)

Dated at________________________on___________,19____
             (City/State)

Witness

____________________________________________________
(Licensed agent must witness where required by law)




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------------
ORD 84376-82  NEW JERSEY
------------

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                                ACKNOWLEDGEMENT

I have received and read a copy of the IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE.

Date
_________________________19,_______

AUTHORIZATION For the Release of Information to:

|_| The Prudential Insurance Company of America

|_| Pruco Life Insurance Company

|_| Pruco Life Insurance Company of New Jersey

To: Any licensed physician, medical practitioner, hospital, clinic or like facility, insurance company or the Medical Information Bureau, Inc. or other organization, institution or person.

To determine eligibility for life insurance coverage, I authorize you to give the Company checked above and, through it, to its reinsurers and the Medical Information Bureau, any data or records you have about me or my mental or physical health. This also applies to any child proposed for insurance in the application.

This authorization is valid until two years after the effective date of any contract issued in connection with this authorization. A photo of this form will be as valid as the original. (The person who signs this form may have a copy of it upon request.)

Signature of Proposed Insured (if age 15 or over) otherwise Applicant

____________________________________________________________________

Signature of Spouse (if proposed for coverage)

____________________________________________________________________
---------
ORD 84377 82  NEW JERSEY
---------

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                |_| The Prudential Insurance Company of America

|_| Pruco Life Insurance Company  |_| Pruco Life Insurance Company of New Jersey

             IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE
             -----------------------------------------------------

Before we can issue a policy we must first underwrite your application. This means that we evaluate all the information necessary to determine if you qualify for the insurance.

In addition to the information on the application, a medical examination may be required. We also ask you to authorize any doctor, hospital or other organization or person who has any data about you to give us any such information.

We may ask for a report from a consumer reporting agency. These reports provide information about a person's character, residence, activities, general reputation, personal characteristics and mode of living. The agency may get this information through interviews with friends, neighbors and associates. Any person on whom we ask for a report has the right to ask to be interviewed. You may also get a copy of the report from the consumer reporting agency which completed it. An agency may keep the information it has about you and disclose it to other persons. If you would like further information as to the nature and scope of these reports, it will be provided upon request.

Any information which we obtain about you will be treated as confidential. However, we may give this information, as necessary, to: your doctor, if we find a serious health problem which you do not know about; persons conducting mortality or morbidity studies; and affiliate companies for marketing purposes. If you ask, we will describe any other circumstances when we may disclose information about you without your prior authorization.

------------
ORD 84376-82  NEW JERSEY     (Continued on reverse)
------------
--------------------------------------------------------------------------------

|_| The Prudential Insurance Company of America

|_| Pruco Life Insurance Company*

|_| Pruco Life Insurance Company of New Jersey*

* A Subsidiary of The Prudential Insurance Company of America

                         TEMPORARY INSURANCE AGREEMENT

We, the Company, agree to provide temporary insurance as follows:
1.   It will start on the latest of these dates: (a) the date of this agreement,
     (b) the date of completion of all medical examinations agreed to, and (c) any date asked for in the application.
2.   This insurance is subject to the terms of the contract applied for.
3. The sum of all death benefits for any person who is to be covered by this insurance will be the amount asked for on that person or $250,000, whichever is less.

The temporary insurance will end:
1. When we issue a contract as applied for, it will replace the temporary insurance.
2. When we issue a contract other than as applied for. It will replace the temporary insurance if: (a) it is accepted on delivery (this includes paying at the same time any excess of the correct first premium over the amount shown below); and (b) the persons who are to be covered are living when the contract is delivered. If the contract is not accepted on delivery, the temporary insurance will end at once.
3. When we tell you that we rejected the application or when we tell you that we will not consider it on a prepaid basis.
4. At the end of 60 days if the temporary insurance has not been ended as we state in 1, 2 or 3.

                             (Continued on reverse)

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ORD 84376A-82  NEW JERSEY                                      Printed in U.S.A.
-------------


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Names and addresses of three Friends or Business Associates:
1. Name_________________________________________________________________________
   Address______________________________________________________________________

2. Name_________________________________________________________________________
   Address______________________________________________________________________

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                                     II-61

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We may also make a brief report to the Medical Information Bureau (MIB) which provides an information exchange for its member insurance companies. When you apply for life or health insurance or submit a claim for benefits to any member company, MIB will, on request, give that company the information in its file. If you wish to know if there is an MIB report about you or if you question its accuracy, you may contact MIB at Post Office Box 105, Essex Station, Boston, MA 02112, (617) 426-3660.

If you have any questions concerning any of the personal information which we obtain or report, let us know. You have the right to see this information and to correct, amend or delete any information which may be wrong. We will tell you how to do this if you ask us.

If we are unable to issue the policy you requested, we will tell you and explain the reasons.

Thank you for applying to us for insurance.

                        Corporate Offices, Newark, N.J.

These Regional Home Offices of The Prudential Insurance Company of America are also Service Offices of Pruco Life Insurance Company. Asterisk (*) designates Service Offices of Pruco Life Insurance Company of New Jersey.

Central Atlantic Home Office,           Northeastern Home Office, Boston, Mass.*
     Fort Washington, Pa.               South-Central Home Office,
Eastern Home Office, South                   Jacksonville, Fla.
     Plainfield, N.J.*                  Southwestern Home Office,
Mid-America Home Office, Chicago, Ill.       Houston, Tex.
North Central Home Office,              Western Home Office, Los Angeles, Calif.
     Minneapolis, Minn.
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We received $_____________ on ___________, 19_____ from _______________________.
This amount was paid when a life insurance application was signed, on the same date, in which _________________________ is named as the proposed Insured.
This agreement is issued on the condition that any check, draft or other order for the payment of money is good and can be collected. All checks must be drawn only to the Company and not to any other party.

No change may be made in the terms and conditions of this form. No statement which claims to make such a change will bind the Company.

Field Office                       Writing Representative (Agent)

________________________________   _____________________________________________

                  The Prudential Insurance Company of America

Pruco Life Insurance Company         Pruco Life Insurance Company of New Jersey

                        Corporate Offices, Newark, N.J.

These Regional Home Offices of The Prudential Insurance Company of America are also Service Offices of Pruco Life Insurance Company. Asterisk (*) designates Service Offices of Pruco Life Insurance Company of New Jersey.

Central Atlantic Home Office,           Northeastern Home Office, Boston, Mass.*
     Fort Washington, Pa.               South-Central Home Office,
Eastern Home Office, South                   Jacksonville, Fla.
     Plainfield, N.J.*                  Southwestern Home Office,
Mid-America Home Office, Chicago, Ill.       Houston, Tex.
North Central Home Office,              Western Home Office, Los Angeles, Calif.
     Minneapolis, Minn.
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Note--Unless you get a contract, or your money back within eight weeks from the date of this agreement, please notify the Company. Give the amount paid, date of payment, and name of person to whom paid. (Locations are shown above.)
--------------------------------------------------------------------------------



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3. Name_________________________________________________________________________
   Address______________________________________________________________________
          Furnished by__________________________________________________________
                              (Name of Proposed Insured/Applicant)
Proposed Insured's Expiration Dates: Auto_____________ Homeowners_____________
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                                     II-62

                                                  AGENT'S SUPPLEMENTARY INFORMATION
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1.   Give current and last previous HOME and BUSINESS addresses.
       From          To         Employer                No.               Street              City or Town             State
       Mo.  Yr.      Mo.  Yr.
Home ________________Present________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
Bus. ________________Present________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
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2.   If an Investigative Consumer Report is necessary, is a direct interview desired?.............................. Yes |_| No |_|

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3.   What is the total yearly income of: a. Proposed Insured? $________________  b. Spouse? $________________

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4.   Does more than 50% of the proposed Insured's support come from someone else?  Yes |_| No |_| If "Yes", give that person's:
     Full name______________________________  Relationship____________________________  Amt. of Life ins. in force $________________

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5.   Who is to pay the premium? (Check one)  |_| Insured   |_| Employer   |_| Spouse   |_| Parent   |_| Other_____________________

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6.   a. Did someone other than you suggest this insurance?  Yes |_|  No |_| If "Yes", state who and what prompted the request?
     _______________________________________________________________________________________________________________________________
     b. What was the primary source of the Sales Lead? (Check one) (1) |_| Policyholder Service  (2) |_| Referred Lead
        |_| Cold call
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7.   What Sales Services did you use? (Check appropriate boxes)
     a. |_| FACTOR 1  b. |_| FACTOR 2  c. |_| Other CPI  d. |_| CNA  e. |_| FNA  f. |_| Business Security Analysis
     g. |_| Employer's Advisory Service  h. |_| Estate Conservation Service  i. |_| Other________________________________

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8.   Complete if this application is for business insurance:
     a. Is firm a: (1) |_| Sole Proprietorship  (2) |_| Partnership  (3) |_| Corporation
     b. Is proposed Insured:
        |_| Owner of firm (state_____________%) |_| Employee
     c. Amount of business insurance in force and applied for in all companies on each officer or member of the firm.
        Name              Age             Position             Inforce            Applied for
        _______________________________________________________$__________________$___________

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9.   Do you have, from any source, facts which you have not stated any place else in the application which indicate
     that any person named in 1a or 10 of the application may: (Give details of "Yes" answers in "REMARKS".)           Yes    No
     a. replace or change any current insurance or annuity in any company?...........................................  |_|    |_|
     b. have in the last 3 years participated in hazardous sports (such as auto racing or parachuting), or have been
        arrested for driving recklessly drunk or while intoxicated?..................................................  |_|    |_|
     c. Have frequently drunk to excess, illegally used habit forming drugs or have a record of indictment or
        conviction of any crime?.....................................................................................  |_|    |_|

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10.  Has the last name of any person named in 1a or 10 of the application been changed in the last 5 years (marriage,  Yes    No
     court order, etc.)? If "Yes", who, and what was your previous last name?_______________________________________   |_|    |_|

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11.  Are the proposed Insured's and agent related?  Yes |_|  No |_|  If "Yes", state relationship: |_| Self |_| Other____________

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12.  a. Proposed Insured's telephone no.______________________________     b. Social Security no.________________________________

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Complete 13 if proposed Insured is age 0-14
13.  Family      Name       Date of        Present       Pending       Family        Name       Date of      Present      Pending
     details                birth          insurance     Pru app.?     details                  birth        insurance    Pru app.?
     Father                                                            Brothers
     Mother                                                            & Sisters

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Complete 14 and 15 if dependent children are proposed for coverage   (Give details of "Yes" answers in "REMARK".)
14.  Are any children named in 10 of the application:                                                                  Yes    No
     a. foster children or children whose legal adoption has not yet been made final?................................  |_|    |_|
     b. living in a household other than the proposed Insured's or dependent on someone other than the proposed
        Insured?.....................................................................................................  |_|    |_|

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15.  Are there any other children less than 18 years of age who have not been named in 10 of the application?...... Yes |_| No |_|

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                                                            CERTIFICATION
I certify that (a) on this date I saw the proposed Insured and (b), except as stated in "REMARKS". I am not aware of any information not shown in the answers to the questions in any Part of this application, that would adversely affect the eligibility, acceptability or insurability of any person proposed for coverage. I recommend that the Company accept the risks proposed for coverage.

Date                Signature of Writing Representative (Agent)       Mgr., Asst. Mgr. or Sales Mgr. must sign if present
                                                                      when application signed
___________, 19___  ____________________________________________      ______________________________________________________________
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

REMARKS:





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ORD 84376  82
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                                     II-63